UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 14, 2007
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

     Delaware                           000-31989              54-1987541
(State or other                  (Commission File No.)       (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Convera Corporation (the "Company"), dated March 14, 2007, reporting the Company's financial results for the fiscal quarter and fiscal year ended January 31, 2007. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01(D).  FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release of Convera Corporation dated March 14, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CONVERA CORPORATION


                                        By:      /s/ Matthew G. Jones
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                                                     Matthew G. Jones
                                                     Chief Financial Officer

Date:  March 19, 2007


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